Exhibit 3.106

Doc ID
201501400201
DATE
01/14/2015
DOCUMENT ID
201501400201
DESCRIPTION
LIMITED LIABILITY COMPANY - AMENDMENT
(LAM)
FILING
50.00
EXPED
100.00
PENALTY
0.00
CERT
0.00
COPY
0.00
Receipt
This is not a bill. Please do not remit payment.
CT CORPORATION SYSTEM
MEGAN MARSHALL
4400 EASTON COMMONS WAY, STE 125
COLUMBUS, OH 43219
STATE OF OHIO
CERTIFICATE
Ohio Secretary of State, Jon Husted
2109037
It is hereby certified that the Secretary of State of Ohio has custody of the business records for
GENERATIONS BH, LLC
and, that said business records show the filing and recording of:
Document(s)
LIMITED LIABILITY COMPANY – AMENDMENT
Effective Date: 01/13/2015
Document No(s):
201501400201
THE SEAL OF THE SECRETARY OF STATE OF OHIO
United States of America
State of Ohio
Office of the Secretary of State
Witness my hand and the seal of the
Secretary of State at Columbus, Ohio this
14th day of January, A.D. 2015.
Ohio Secretary of State

Doc ID --> 201501400201

Form 543A Prescribed by:
Ohio Secretary of State
JON HUSTED
Ohio Secretary of State
Central Ohio: (614) 466-3910
Toll Free: (877) SOS-FILE (767-3453)
www.OhioSecretaryofState.gov
Busserv@OhioSecretaryofState.gov

Mail this form to one of the following:

Regular Filing (non expedite)
P.O. Box 1329
Columbus, OH 43216

Expedite Filing (Two-business day processing time requires an additional $100.00).
P.O. Box 1390
Columbus, OH 43216

Domestic Limited Liability Company Certificate of Amendment or Restatement

Filing Fee: $50

(CHECK ONLY ONE (1) BOX)

(1) Domestic Limited Liability Company

☒ Amendment (129-LAM)

05/22/2012
Date of Formation

(2) Domestic Limited Liability Company

☐ Restatement (142-LRA)

Date of Formation

RECEIVED
SECRETARY OF STATE
2015 JAN 13 PM 3:33

The undersigned authorized representative of:

Generations Behavioral Health - Geneva, LLC
Name of limited liability company

2109037
Registration Number

If box (1) Amendment is checked, only complete sections that apply. If box (2) Restatement is checked, all sections below must be completed.

The name of said limited liability company shall be:

Generations BH, LLC

Name must include one of the following words or abbreviations: "limited liability company," "limited," "LLC," "L.L.C.," "ltd." or "ltd"

This limited liability company shall exist for a period of: perpetual
Period of Existence

Purpose

healthcare related services

Form 543A Page 1 of 2 Last Revised: 11/29/12

Page 2

Doc ID
201501400201
By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.
Required
Must be signed by a member, manager or other representative.
Signature
If authorized representative is an individual, then they must sign in the “signature” box and print their name in the “Print Name” box.
By (if applicable)
Christopher L. Howard, VP and Secretary
Print Name
If authorized representative is a business entity, not an individual, then please print the business name in the “signature” box, an authorized representative of the business entity must sign in the “By” box and print their name in the “Print Name” box.
Signature
By (if applicable)
Print Name
Signature
By (if applicable)
Print Name
Form 543A

Last Revised: 11/29/12

Doc ID --> 201214500071
DATE: 06/24/2012
DOCUMENT ID 201214500071
DESCRIPTION ARTICLES OF ORGNZTN/DOM. PROFIT LIM.LIAB. CO. (LCP)
FILING 125.00
EXPED 100.00
PENALTY
CERT .00
COPY .00
Receipt
This is not a bill. Please do not remit payment.
UNISEARCH, INC.
4694 CEMETERY RD
PMB 217
HILLIARD, OH 43026
STATE OF OHIO
CERTIFICATE
Ohio Secretary of State, Jon Husted
2109037
It is hereby certified that the Secretary of State of Ohio has custody of the business records for GENERATIONS BEHAVIORAL HEALTH - GENEVA, LLC and, that said business records show the filing and recording of:
Document(s) Document No(s):
ARTICLES OF ORGNZTN/DOM. PROFIT LIM.LIAB. CO. 201214500071
THE SEAL OF THE SECRETARY OF STATE OF OHIO
United States of America
State of Ohio
Office of the Secretary of State
Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 22nd day of May, A.D. 2012. Ohio Secretary of State

Doc ID --> 201214500071
THE SEAL OF THE SECRETARY OF STATE OF OHIO
Form 833A Prescribed by the:
Ohio Secretary of State
Central Ohio: (614) 468-3910
Toll Free: (877) SOS-FILE (767-3453)
www.OhioSecretaryofState.gov
Busserv@OhioSecretaryofState.gov
Mail this form to one of the following:
Regular Filing (non expedite)
P.O. BOX 870
Columbus, OH 43218
Level 1
X Expedite Filing (Two-business day processing time requires an additional $100.00).
P.O. Box 1380
Columbus, OH 43216
Articles of Organization for a Domestic
Limited Liability Company
Filing Fee: $125
CHECK ONLY ONE (1) BOX
(1) Articles of Organization for Domestic For-Profit Limited Liability Company (116-LCA)
(2) Articles of Organization for Domestic Nonprofit Limited Liability Company (115-LCA)
Name of Limited Liability Company Generations Behavioral Health - Geneva, LLC
Name must Include one of the following words or abbreviations: “limited liability company,” “limited,” “LLC,” “L.L.C.,” “lld., ”or “lld”
Effective Date (Optional) mm/dd/yyyy
(The legal existence of the limited liability company begins upon the filing of the articles or on a later date specified that is not more than ninety days after filing)
This limited liability company shall exist for perpetual
(Optional) Period of Existence
Purpose
(Optional)
RECEIVED
SECRETARY OF STATE
2012 MAY 22 PM 1:24
CLIENT SERVICE CENTER
“Note for Nonprofit LLCs
The Secretary of State does not grant tax exempt status. Filing with our office is not sufficient to obtain state or federal tax exemptions. Contact the Ohio Department of Taxation and the Internal Revenue Service to ensure that the nonprofit limited liability company secures the proper state and federal tax exemptions. These agencies may require that a purpose clause be provided.
Form 533A Page 1 of 3 Last Revised: 1/9/12

DOC ID
201214500071
ORIGINAL APPOINTMENT OF AGENT
The undersigned authorized member(s), manager(s) or representative(s) of
Generations Behavioral Health - Geneva, LLC
Name of Limited Liability Company
hereby appoint the following to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the limited liability company may be served. The name and address of the agent is
National Registered Agents, Inc.
Name of Agent
145 Baker Street
Mailing Address
Marion Ohio 43302
City State ZIP Code
ACCEPTANCE OF APPOINTMENT
The undersigned, named herein as the statutory agent for
Generations Behavioral Health - Geneva, LLC
Name of Limited Liability Company
hereby acknowledges and accepts the appointment of agent for said limited liability company
Individual Agent’s Signature / Signature on Behalf of Corporate Agent
Eileen Chaddock, Special Asst. Secretary
If the agent is an individual and using a P.O. Box, check this box to confirm that the agent is an Ohio resident.
Form 533A Page 2 of 3 Last Revised: 1/9/12
[ILLEGIBLE]

Doc ID
201214500071
By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.
Required
Articles and original appointment of agent must be signed by a member, manager or other representative.
Signature
By (If applicable)
if authorized representative is an Individual, then they must sign in the “signature” box end print their name in the “Print Name” box.
Print Name
If authorized representative is a business entity, not an Individual, then please print the business name in the “signature” box, an authorized representative of the business entity must sign in the “By” box and print their name In the “Print Name” box.
Signature
By (If applicable)
Print Name
Signature
By (If applicable)
Print Name
Form 533A Page 3 of 3 Lest Revised: 1/9/12
[ILLEGIBLE]